Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                       CalPERS/PCG Corporate Partners, LLC

Relationship to Issuer:     Controlling entity of PCG Satellite Investments LLC

Address:                    1200 Prospect Street

                            La Jolla, CA 92037

Designated Filer:           PCG Satellite Investments LLC

Issuer & Ticker Symbol:     ORBCOMM Inc. (ORBC)

Date of Event Requiring Statement:  November 2, 2006


                            By:  PCG Corporate Partners Investments LLC,
                                 its Managing Member


                            Signature:  /s/ Timothy Kelleher
                                      ------------------------------------

                                      Date:    November 1, 2006

                                      By:      Timothy Kelleher

                                      Title:   Managing Director

Name:                       PCG Corporate Partners Investments LLC

Relationship to Issuer:     Controlling entity of CalPERS/PCG Corporate
                            Partners, LLC

Address:                    1200 Prospect Street

                            La Jolla, CA 92037

Designated Filer:           PCG Satellite Investments LLC

Issuer & Ticker Symbol:     ORBCOMM Inc. (ORBC)

Date of Event Requiring Statement:  November 2, 2006


                            By:  Pacific Corporate Group Holdings, LLC,
                                 its Managing Member


                            Signature:  /s/ Timothy Kelleher
                                      ------------------------------------

                                      Date:    November 1, 2006

                                      By:      Timothy Kelleher

                                      Title:   Managing Director

Name:                       Pacific Corporate Group Holdings, LLC

Relationship to Issuer:     Controlling entity of PCG Corporate Partners
                            Investments LLC

Address:                    1200 Prospect Street

                            La Jolla, CA 92037

Designated Filer:           PCG Satellite Investments LLC

Issuer & Ticker Symbol:     ORBCOMM Inc. (ORBC)

Date of Event Requiring Statement:  November 2, 2006


                            Signature:  /s/ Timothy Kelleher
                                      ------------------------------------

                                      Date:    November 1, 2006

                                      By:      Timothy Kelleher

                                      Title:   Managing Director




The reporting person directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of
Section 16 of the Securities Exchange Act of 1934, as amended, to be the indirect beneficial owner of the Series B Convertible Redeemable Preferred Shares owned by PCG Satellite Investments LLC and, therefore, a "ten percent holder" hereunder. The reporting person disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that the reporting person is the beneficial owner of such securities for purposes of Section 16 or for any other purposes.

















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